UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2018

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure
On June 11, 2018, HC2 Holdings, Inc. (the “Company”), issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, relating to the completion of the sale transaction described below in Item 8.01.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information furnished pursuant to this Item 7.01 and Exhibit 99.1 attached hereto is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 8.01.    Other Events
On June 11, 2018, the Company announced the completion of the sale of BeneVir Biopharm, Inc. (“BeneVir”), a privately-held biotechnology company developing oncolytic immunotherapies for the treatment of cancer, to Janssen Biotech, Inc. (“Janssen”). As previously announced, the sale of BeneVir to Janssen was completed for upfront consideration of $140.0 million, subject to adjustment, and potential development and commercial milestones of up to $900 million in cash (the “Acquisition”). Prior to the Acquisition, BeneVir was a portfolio company of Pansend Life Sciences, LLC (“Pansend”), a subsidiary of the Company. Pansend had previously invested approximately $8 million in BeneVir and was the owner of all of BeneVir’s outstanding preferred stock, through which Pansend held an approximate 80%, or 76% on a fully diluted basis, controlling interest in BeneVir.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.
99.1	Press Release dated June 11, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc.

Dated: June 11, 2018	By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer